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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                  FORM 8K/A


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 11, 2005
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                           Consolidated Energy, Inc.
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           (Exact name of registrant as specified in its charter)



   Wyoming                       025951           860852222
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(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)          File Number)     Identification No.)



12508 West Atlantic Blvd., Coral Springs, Florida                33071
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (954) 575-1471
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Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related
          Audit Report or Completed Interim Review

(a) On April 5, 2005, Consolidated Energy, Inc. (the "Company") announced a change of auditor effective April 1, 2005. On April 11, 2005, the new auditor provided the Company with draft financial statements that included substantial restatements to financial information previously issued in audited financial statements included in the Company's annual report on Form 10KSB for the year ended December 31, 2003, and included in interim reports on Form 10QSB for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004. At that time, the Company's board of directors and management concluded that the financial statements included in the above reports could not be relied upon to the extent that the adjustments included with the restatements impacted such financial statements.

The new auditors have applied significant adjustments to the previously issued financial statements and restated the financial statements for the period ended December 31, 2003. The effects of the restatement include: substantial reductions to fixed assets due to a reduction in the value applied to shares issued in connection with the acquisition of a mining subsidiary; and reductions in other assets due to reclassification of Deferred Royalty and Prepaid Royalty items. These reductions have resulted in a reduction in total assets from the reported $6,036,626 to $1,590,647. These substantial reductions in assets are partially offset by reductions in Current and Long-Term liabilities for the same period, resulting in a decrease in total liabilities from the reported $3,862,355 to $2,426,121. Reported revenues also decreased and cost of revenue and expenses increased, resulting in an increase in net loss from the previously reported $(1,057,706) to $(1,401,722). Details of the accounting adjustments are included in footnote 3 to the financial statements included in the Company's annual report on Form 10KSB for the year ended December 31, 2004, as filed April 15, 2005 with the Commission.

 (b) On April 11, 2005, our auditors, Killman, Murrell & Company, P.C. (KMCO) confirmed to the management and Board of Directors of Consolidated Energy, Inc. (the "Company") that material changes to the December 31, 2003 financial statements, included in the Company's annual report on Form 10-KSB for the period ended December 31, 2003, would be necessary. On that date, KMCO presented the proposed audit adjustments and a summarization (KMCO's adjusted audit trial balance) of their potential effect on the previously issued financial statements.

The need to issue a Form 8-K notifying the public of the changes and prevent future reliance on the previously issued financial statement and audit report included in Form 10-KSB for the year ended December 31, 2003, was discussed among the Company's management and Board of Directors, KMCO and the Company's legal counsel. Even though it was concluded that the Form 8-K would be issued almost simultaneously with the Company's Form 10-KSB for the year ended December 31, 2004, the Company's management determined that the issuance of the Form 8-K was necessary.

KMCO did not perform any bookkeeping or other services related to these financial statements. The audit adjustments were posted to the financial records by the Company's CFO and the CFO took charge of changing the financial statements.


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 (c) A copy of the above disclosure in this amended Form 8-K/A has been supplied to KMCO and a letter of agreement from KMCO is attached hereto as an exhibit. A copy of the above disclosure in this amended form 8-K/A has been supplied to Clyde Bailey, PC ("Bailey"), the Company's former auditor, and a letter of agreement from Bailey is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.01 Killman, Murrell & Co., P.C. Letter
Exhibit 16.02 Clyde Bailey, P.C. Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2005

Consolidated Energy, Inc.

By:  /S/ David Guthrie
      David Guthrie, President